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                                                                    EXHIBIT 99.2

ShopKo Stores, Inc. and Subsidiaries
Condensed Consolidated Statements of Earnings
Fiscal Year Ended January 30, 1999
(unaudited)
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                                                                                           F1998
                                                       -----------------------------------------------------------------------------
                                                             First          Second         Third          Fourth
                                                            Quarter        Quarter        Quarter         Quarter           YTD
                                                             F1998          F1998          F1998           F1998           F1998
(In thousands, except per share data)                       Restated       Restated       Restated       Restated        Restated
                                                       -----------------------------------------------------------------------------

Revenues:
  Net sales                                                 $ 504,180      $ 532,015      $ 570,985       $ 744,003      $2,351,183
  Licensed department rentals and other income                  2,781          2,743          2,891           3,184          11,599
                                                       -----------------------------------------------------------------------------
                                                              506,961        534,758        573,876         747,187       2,362,782
Costs and expenses:
  Cost of sales                                               375,189        391,037        429,511         540,094       1,735,831
  Selling, general and administrative expenses                105,056        109,754        109,474         122,352         446,636
  Special charges                                               1,696          2,241          1,786               -           5,723
  Depreciation and amortization expenses                       15,673         15,999         14,773          14,369          60,814
                                                       -----------------------------------------------------------------------------
                                                              497,614        519,031        555,544         676,815       2,249,004

Income from operations                                          9,347         15,727         18,332          70,372         113,778
Interest expense - net                                         (9,044)        (9,439)       (10,489)         (9,882)        (38,854)
                                                       -----------------------------------------------------------------------------

Earnings from continuing operations before income
  taxes                                                           303          6,288          7,843          60,490          74,924
Provision for income taxes                                        (36)         2,312          2,923          23,571          28,770
                                                       -----------------------------------------------------------------------------

Earnings from continuing  operations                              339          3,976          4,920          36,919          46,154
Discontinued operations, net of income taxes                    1,812          1,924          2,044           3,702           9,482
                                                       -----------------------------------------------------------------------------

Net earnings                                                 $  2,151       $  5,900       $  6,964       $  40,621      $   55,636
                                                       =============================================================================

Earnings per share of common stock:
Basic:
  Earnings from continuing operations                        $   0.01       $   0.15        $  0.19       $    1.41      $     1.77
  Earnings from discontinued operations                          0.07           0.08           0.08            0.15            0.37
                                                        ----------------------------------------------------------------------------
  Net earnings                                               $   0.08       $   0.23        $  0.27       $    1.56      $     2.14
                                                        ============================================================================
Diluted:
  Earnings from continuing operations                        $   0.01       $   0.15        $  0.19       $    1.39      $     1.74
  Earnings from discontinued operations                          0.07           0.07           0.07            0.14            0.36
                                                        ----------------------------------------------------------------------------
  Net earnings                                               $   0.08       $   0.22        $  0.26       $    1.53      $     2.10
                                                        ============================================================================

Weighted average number of common
  shares outstanding                                           25,869         26,067         26,093          26,113          26,035
Adjusted weighted average number of common
  shares outstanding                                           26,346         26,626         26,517          26,592          26,517

Restated to reflect ProVantage as discontinued operations.
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